STATEMENT OF ADDITIONAL INFORMATION

                                 [company logo]
                                    American
                                  Century(sm)

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                   TWENTIETH
                                    CENTURY
                                    GROUP(R)

                              International Growth
                            International Discovery
                             Emerging Markets Fund

                                 [front cover]


                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 3, 1996

                            REVISED JANUARY 1, 1997

                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

This Statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century World Mutual Funds, Inc., dated September 3, 1996. Please retain this document for future reference. To obtain the Prospectus, call American Century toll-free at 1-800-345-2021 (816-531-5575 for international calls), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Objectives of the Funds ..........................2
Investment Restrictions .....................................2
Forward Currency Exchange Contracts .........................3
An Explanation of Fixed Income Securities Ratings ...........4
Short Sales .................................................6
Portfolio Turnover ..........................................6
Officers and Directors ......................................7
Management ..................................................8
Custodians ..................................................9
Independent Auditors .......................................10
Capital Stock ..............................................10
Multiple Class Structure ...................................10
Taxes ......................................................12
Brokerage ..................................................13
Performance Advertising ....................................14
Redemptions in Kind ........................................15
Holidays ...................................................15
Financial Statements .......................................15

Statement of Additional Information                                            1


INVESTMENT OBJECTIVES OF THE FUNDS

     The investment objective of each series of shares of American Century World Mutual Funds, Inc. is described on page 2 of the Prospectus. In achieving its objective, a fund must conform to certain policies, some of which are designated in the Prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments.

     In general, within the restrictions outlined herein, each series has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the manager's intention that each fund will generally consist of common stocks. However, the manager may invest the assets of a fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

INVESTMENT RESTRICTIONS

     Additional fundamental policies that may be changed only with shareholder approval provide that, with the exception of the Emerging Markets Fund, each series of shares:

(1)  Shall not invest more than 15% of its assets in illiquid investments.

(2)  Shall  not  invest  in  the   securities  of  companies   that,   including
     predecessors, have a record of less than three years of continuous operation.

(3) Shall not lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been issued, but it is our policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the fund's net assets taken at market.

(4) Shall not purchase the security of any one issuer if such purchase would cause more than 5% of the fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the fund's portfolio.

(5) Shall not invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of the fund, exclusive of cash and U.S. government securities, will be invested in securities of any one industry.

(6) Shall not buy securities on margin nor sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

(7) Shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commissions and no sales charges.

(8)  Shall not issue any senior security.

(9)  Shall not underwrite any securities.

(10) Shall not purchase or sell real estate. (In the opinion of management, this restriction will not preclude the corporation from investing in securities of corporations that deal in real estate.)

(11) Shall not purchase or sell commodities or commodity contracts.

2                                                   American Century Investments


(12) Shall not borrow any money, except from banks or trust companies in an amount not in excess of 5% of the total assets of the fund, and then only for emergency and extraordinary purposes.

     Paragraphs 3, 5, 8 and 9 shall apply as fundamental policies of the Emerging Markets Fund. Paragraphs 1, 2, 6, 7, 10, 11 and 12 shall also apply to the Emerging Markets Fund, but shall not be considered fundamental policies. Paragraph 4 shall apply to the Emerging Markets Fund with respect to 75% of its portfolio and shall not be considered a fundamental policy.

     The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, brokers, dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

     The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

     International Growth and International Discovery will not invest in oil, gas or other mineral leases, or in warrants, except that a fund may purchase securities with warrants attached.

     Neither the SEC nor any other agency of the federal or state government participates in or supervises the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Each fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

     Each fund expects to use forward contracts under two circumstances:

(1) When the manager wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so;

(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.

     As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

     Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account

Statement of Additional Information                                            3


declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

     The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

     Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

     As described in the Prospectus, the funds may invest in fixed income securities. International Growth may invest only in investment-grade obligations, while International Discovery and the Emerging Markets Fund may invest in bonds, corporate debt securities and governmental obligations without regard to credit quality restrictions if such obligations are determined by the manager to be sound investments.

     Fixed income securities ratings provide the manager with a current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the Prospectus disclosure.

     The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest

4                                                   American Century Investments


     and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics, as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded, during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded

Statement of Additional Information                                            5


     as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT SALES

     A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the fund's long position.

     A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the fund owns. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO TURNOVER

     In order to achieve its investment objective, the manager will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

     The funds intend to purchase a given security whenever management believes it will contribute to the stated objective of a fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders as ordinary income. Subject to those considerations, the corporation will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the management believes that it is not fulfilling its purpose, either because, among other things, it did not live up to management's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

     When a general decline in security prices is anticipated, a fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, a fund may increase its equity position and decrease its cash position. However, it should be expected that each fund will, under most circumstances, be essentially fully invested in equity securities.

     Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, the rate of portfolio turnover is irrelevant when the manager believes a change is in order to achieve those objectives, and a fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

6                                                   American Century Investments


     Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

OFFICERS AND DIRECTORS

     The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. Unless otherwise noted, the business address of each director and officer is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

     JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

     JAMES E. STOWERS III,* President, Chief Executive Officer and Director; President, Chief Executive Officer and Director, American Century Companies, Inc. American Century Investment Management, Inc. and American Century Services Corporation.

     THOMAS A. BROWN, Director; 2029 Wyandotte, Kansas City, Missouri; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

     ROBERT W. DOERING, M.D., Director; 6420 Prospect, Kansas City, Missouri; general surgeon.

     D.  D.  (DEL)  HOCK,  Director;   1225  Seventeenth  Street  #900,  Denver,
Colorado; Chairman, President and Chief Executive Officer, Public Service Company of Colorado.

     LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; 18648 White Wing Drive, Rio Verde, Arizona; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

     DONALD H. PRATT, Director; P.O. Box 419917, Kansas City, Missouri; President, Butler Manufacturing Company.

     LLOYD T. SILVER JR., Director; 2300 West 70th Terrace, Mission Hills, Kansas; President, LSC, Inc., manufacturer's representative.

     M. JEANNINE STRANDJORD, Director; 908 West 121st Street, Kansas City, Missouri; Senior Vice President and Treasurer, Sprint Corporation.

     WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; Executive Vice President, Chief Operating Officer and General Counsel, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

     ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

     MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

     PATRICK  A.  LOOBY,  Vice  President;  Vice  President,   American  Century
Services Corporation.

     ROBERT J. LEACH, CPA, Controller; formerly accountant, Ernst & Young LLP, Kansas City, Missouri.

     The Board of Directors has established four standing committees: the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

     Messrs. Stowers Jr., Stowers III and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

     Messrs.   Lundgaard  (chairman),   Doering  and  Hock  and  Ms.  Strandjord
constitute the Audit Committee. The functions of the Audit Committee include

Statement of Additional Information                                            7


recommending the engagement of the funds' independent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management and reviewing nonaudit services provided by the independent auditors.

     Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including any violations thereof.

     The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.

     The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all five of such companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those directors who are not "interested persons" and serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. For the most recent fiscal year, International Growth's share of such fees and expenses was $12,623 and International Discovery's share was $584.

     Set forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each Director who is not an "interested person" as defined in the Investment Company Act.

                            Aggregate         Total Compensation from
                        Compensation from       the American Century
Director                 the Corporation 1        Family of Funds 2
-----------------------------------------------------------------------------
Thomas A. Brown               $1,800                  $44,000
Robert W. Doering, M.D.        1,800                   44,000
Linsley L. Lundgaard           1,725                   46,000
Donald H. Pratt                1,070                   28,000
Lloyd T. Silver Jr.            1,725                   44,000
M. Jeannine Strandjord         1,725                   44,000
John M. Urie                   1,725                   46,000
-----------------------------------------------------------------------------

1 Includes compensation paid by the corporation for the fiscal year ended November 30, 1995.

2 Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1995.

     Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.

MANAGEMENT

     A description of the responsibilities and method of compensation of the funds' investment manager, American Century Investment Management, Inc., appears in the Prospectus under the caption, "Management."

     During the fiscal years ended November 30, 1995, 1994 and 1993, the management fees paid by International Growth to the manager were $21,967,586, $22,155,449 and $8,125,737 on average net assets of $1,240,949,900,
$1,205,407,244 and $432,127,344. During the fiscal year ended November 30, 1995, and the period from April 1, 1994, (inception) through November 30, 1994, the management fees paid by International Discovery to the manager were $2,260,979 and $957,116 on average net assets of $113,067,308 and $71,587,570.

     The management agreement shall continue in effect until the earlier of the expiration of two years

8                                                   American Century Investments


from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act), and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among clients in a manner believed by Investors Research to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the funds, on May 31, 1996, the manager was acting as an investment advisor to 13 institutional accounts and to five registered investment companies, American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc. and TCI Portfolios, Inc.

     American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

     As stated in the Prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

CUSTODIANS

     UMB Bank, N.A., 10th and Grand, Kansas City, Missouri 64105, and Commerce Bank, N.A. 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

Statement of Additional Information                                            9


INDEPENDENT AUDITORS

     At a meeting held on December 12, 1995, the Board of Directors of the corporation appointed Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending November 30, 1996. The appointment of Ernst & Young was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Ernst & Young will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax return filed for each fund by American Century.

     Baird, Kurtz & Dobson, City Center Square, Suite 2700, 1100 Main Street, Kansas City, Missouri 64105, served as independent accountants for the funds and examined the financial statements of the funds for all fiscal years ending prior to December 1, 1995.

CAPITAL STOCK

     The funds' capital stock is described in the Prospectus under the caption, "Further Information About American Century."

     The corporation currently has three series of shares outstanding. Each series of shares is further divided into four classes. The funds may in the future issue additional series or classes of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

     In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

MULTIPLE CLASS STRUCTURE

     The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class.

     The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

     Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described beginning on this page.

     In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds [as defined in the Investment Company Act], hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the

10                                                  American Century Investments


funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

     All fees paid under the Plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

     As described in the Prospectus, the funds' Service Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.

     American Century Investment Services, Inc. (the "Distributor") enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees received under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as wire transfer services; (5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

     As described in the Prospectus, the funds' Advisor Class of shares is also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the


Statement of Additional Information                                           11


sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

     As with the Service Class, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

     To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

     Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (1) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information and shareholder reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares; (9) assisting investors in completing application forms and selecting dividend and other account options; (10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

TAXES

     Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. If it qualifies, it will not be subject to U.S. federal income tax (other than any tax resulting from investing in passive foreign investment companies, as discussed below) on net ordinary income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal corporate income tax and possibly to a nondeductible 4% excise tax.

     Each fund intends to distribute annually all of its net ordinary income and net capital gains.

     Distributions from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividend-received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends-received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.

     Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which

12                                                  American Century Investments


such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

     Income from foreign securities purchased by a fund may be reduced by a withholding tax at the source. If, as of the end of any fiscal year, more than 50% of the assets of a fund are invested in securities of foreign corporations, the fund may make an election that will result in the shareholder having the option to elect either to deduct their pro rata share of the foreign taxes paid by the fund or to use their pro rata share of the foreign taxes paid by the fund in calculating the foreign tax credit to which they are entitled. Distributions by a fund will be treated as U.S. source income for purposes other than computing the foreign tax credit limitation.

     If a fund invests in the securities of certain foreign investment funds or trusts called passive foreign investment companies, the fund may be subject to federal corporate income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such securities. The tax would be determined by allocating such distribution or gain ratability to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution for disposition, would be taxed to the fund at the highest marginal rate in effect for such year, and the tax would be further increased by an interest charge. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's taxable income. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute to shareholders.

     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes, and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

     In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

BROKERAGE

     Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed under this caption when selecting brokers.

     The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services provided to the manager will be in addition to and not in lieu of services required to be performed for the funds by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

     In the fiscal years ended November 30, 1995, 1994 and 1993, International Growth paid brokerage commissions in the amount of $12,351,904, $18,168,517

Statement of Additional Information                                           13


and $7,545,898. In the fiscal year ended November 30, 1995, and the period from April 1, 1994 (inception) through November 30, 1994, International Discovery paid brokerage commissions in the amount of $1,434,299 and $901,470.

     The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effects securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

     The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

PERFORMANCE ADVERTISING

FUND PERFORMANCE

     Individual fund performance may be compared to various indices including the Standard & Poor's 500 Index, the Dow Jones World Index, the IFC Global Composite Index and the Morgan Stanley Capital International Europe, Australia, Far East EAFE(R) Index (EAFE Index).

     The following tables set forth the average annual total return of the funds for the periods indicated. Average annual total return is calculated by determining cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the funds' performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions. Annualization of the funds' return assumes that the partial year performance will be constant throughout the period. Actual returns through the period may be greater or less than the annualized data.

International Growth
----------------------------------------------------------------
Year ended
November 30, 1995                               5.93%

May 9, 1991, (Inception)
through November 30, 1995                      12.23%
----------------------------------------------------------------

International Discovery
----------------------------------------------------------------
Year ended
November 30, 1995                               5.75%

April 1, 1994, (Inception)
through November 30, 1995                       8.23%
----------------------------------------------------------------

     The funds also may elect to advertise cumulative total return over various time periods. International Growth's cumulative total return for the period from its inception through November 30, 1995, was 69.28%. International Discovery's cumulative total return for the period from its inception through November 30, 1995, was 14.00%.

ADDITIONAL PERFORMANCE COMPARISONS

     Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons also may be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the

14                                                  American Century Investments


heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

     From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons who have invested in one or more of the funds. The funds also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

     The funds' policy with regard to large redemptions is described in the Prospectus under the heading "Special Requirements for Large Redemptions."

     The corporation has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire portfolio and may be securities that the manager regards as least desirable. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

     The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

     The financial statements of the funds' for the fiscal year ended November 30, 1995, are included in the Annual Report to shareholders for that period which is incorporated herein by reference. In addition, the funds' unaudited financial statements for the six months ended May 31, 1996, are included in the Semiannual Report to shareholders which is incorporated herein by reference. With respect to the unaudited financial statements incorporated herein, all adjustments, in the opinion of management, necessary for a fair presentation of the financial position and results of operations for the periods indicated have been made. The results of operations of the funds for the respective periods indicated are not necessarily indicative of the results for the entire year. You may receive copies of the Annual and Semiannual Reports without charge upon request to the funds at the address and phone number shown on the cover of this Statement of Additional Information.

Statement of Additional Information                                           15


                                     NOTES

16                                                  American Century Investments


                                     NOTES

                                                                              17


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

                                 [company logo]
                                    American
                                  Century(sm)

9701           [recycled logo]
SH-BKT-5022       Recycled



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